AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No.1 to Credit Agreement (this “Agreement”) dated as of June 26, 2007 is made by and among ReAble Therapeutics Finance LLC, (f/k/a Encore Medical Finance LLC), a Delaware limited liability company having its principal place of business in Austin, Texas (the “Borrower”), ReAble Therapeutics Holdings, LLC (f/k/a Encore Medical Holdings, LLC), a Delaware limited liability company (“Holdings”), Bank of America, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of November 3, 2006 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving and term loan facilities, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Clause (ii) of the first proviso to Section 2.14(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(ii) the Company shall be in compliance with each of the covenants set forth in Section 7.11 determined on a Pro Forma Basis as of the last day of the most recent Test Period, if any, for which financial information has been delivered to the Collateral Agent and the Lenders pursuant to Section 6.01(a) or (b), as if such Incremental Term Loans or Revolving Commitment Increases, as applicable, had been outstanding on the last day of such fiscal quarter of the Company for testing compliance therewith.

(b) The last paragraph of Section 6.01 of the Credit Agreement is amended in its entirety, so that as amended it shall read as follows:

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of ReAble Therapeutics, Inc. (or any other direct or indirect parent of Holdings) or of the Company or (B) Holdings’ or ReAble Therapeutics, Inc.’s (or any other direct or indirect parent of Holdings), or the Company’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to ReAble Therapeutics, Inc. (or any other direct or indirect parent of Holdings) or the Company, such information is accompanied by consolidating or other necessary information that explains in reasonable detail the differences between the information relating to ReAble Therapeutics, Inc. (or such parent), or the Company, as applicable, on the one hand, and the information relating to Holdings and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of KPMG, LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) one duly executed counterpart of this Agreement by the Borrower, the Administrative Agent and each of the Required Lenders by facsimile or PDF;

(ii) a certificate of a Responsible Officer of the Borrower demonstrating that after giving Pro Forma Effect (determined on the basis of the financial information most recently delivered to the Collateral Agent and the Lenders pursuant to Section 6.01(b) of the Credit Agreement) to a proposed Incremental Term Loan in the amount of $55,000,000 and the proposed acquisition of certain assets of The Saunders Group, Inc. for a purchase price of approximately $40,000,000, the Borrower and Holdings will have a Total Leverage Ratio of not greater than 8.00 to 1.00 and an Interest Coverage Ratio of not less than 1.25 to 1.00;

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) Since the date of the most recent financial reports of Holdings delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower, Holdings and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.17 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

REABLE THERAPEUTICS FINANCE LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

REABLE THERAPEUTICS HOLDINGS LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

GUARANTORS:

REABLE THERAPEUTICS FINANCE CORP.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

REABLE THERAPEUTICS LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel
ENCORE MEDICAL, L.P.

By: Encore Medical GP, Inc., its general partner

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL ASSET CORPORATION

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL GP, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL PARTNERS, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI CORP.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI SALES LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

COMPEX TECHNOLOGIES LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPICARE, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative

Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

By:
Name:
Title: